UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2022 (May 17, 2022)

WAVE SYNC CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34113	74-2559866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, Suite 1001, New York, NY 10036
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 98047102

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Item 1.01 Entry into a Material Definitive Agreement.

On May 17, 2022, Wave Sync Corp. (the “Company”) and WeWin DAO LLC (the “Seller”), a Wyoming limited liability company, entered into a token purchase agreement (the “Purchase Agreement”), pursuant to which the Company shall purchase ten billion (10,000,000,000) WWC tokens (the “Sale Tokens”), which shall represent ten percent (10%) of the ownership interest and voting rights in the Seller, for a total consideration of ten million dollars ($10,000,000.00) (the “Purchase Price”) payable in two million and five hundred thousand (2,500,000) shares of common stock of the Company, valued at $4.00 per share (the “Consideration Shares”). Upon satisfaction of the terms and conditions of the Purchase Agreement, the parties of the Purchase Agreement expect to close the transactions set forth therein (the “Closing”) on or before June 27, 2022. Pursuant to the Purchase Agreement, the Company has agreed that it shall not, without the Seller’s consent, offer, sell, transfer, assign, pledge or otherwise dispose of any of the Sale Tokens until the earlier of (i) 365 days from the date of this Agreement and (ii) the listing of WWC tokens on a cryptocurrency exchange platform. Similarly, in accordance with the Purchase Agreement, the Seller has agreed that it shall not, without the Company’s consent, sell, assign, transfer, pledge, contract to sell, establish an open “put equivalent position,” or otherwise dispose of, or announce the offering of, or request the Company to file a registration statement under Securities Act of 1933 in respect of, any Consideration Shares until the earlier of (i) 365 days from the date of this Agreement and (ii) the listing of Company’s shares on a national stock exchange.

The Company shall issue Consideration Shares in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

The foregoing summary of the Purchase Agreement is subject to and qualified in its entirety by the Purchase Agreement, a form of which is filed herein as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Token Purchase Agreement dated May 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 18, 2022	WAVE SYNC CORP.

	By:	/s/ Jiang Hui
	Name:	Jiang Hui
	Title:	Chief Executive Officer

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